                          Van Kampen American Capital


                                  HIGH INCOME
                              CORPORATE BOND FUND



                               SEMI-ANNUAL REPORT

                               FEBRUARY 28, 1998



                           [COVER ART APPEARS HERE]



               A Wealth of Knowledge . A Knowledge of Wealth(TM)

                          VAN KAMPEN AMERICAN CAPITAL

                               Table of Contents


Letter to Shareholders......................................................  1
Performance Results.........................................................  3
Glossary of Terms...........................................................  4
Portfolio Management Review.................................................  6
Portfolio Highlights........................................................  8
Portfolio of Investments....................................................  9
Statement of Assets and Liabilities......................................... 18
Statement of Operations..................................................... 19
Statement of Changes in Net Assets.......................................... 20
Financial Highlights........................................................ 21
Notes to Financial Statements............................................... 24



HYI SAR 4/98

--------------------------------------------------------------------------------
                            Letter to Shareholders
--------------------------------------------------------------------------------

Dennis J. McDonnell and Don G. Powell
[Photo of Dennis J. McDonnell and Don G. Powell APPEARS HERE]

March 27, 1998

Dear Shareholder,

     We have begun what promises to be an exciting and challenging year for investors. The Taxpayer Relief Act of 1997, signed into law by President Clinton in August, creates many new opportunities for you and your family to take a more active role in achieving your long-term financial goals.

     Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.

     This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll work with you to locate the many benefits hidden among the changing tax landscape.

Economic Overview

     The nation's economic report card continues to register nearly perfect grades. Growth is strong, unemployment is low, the budget is headed for surplus, and the dollar is rising around the world. With the economy running on all cylinders, consumer confidence soared to a 30-year high in February.

     Despite the strength in the economy, inflation remained under control. The producer price index actually fell by 1.6 percent during the 12 months through February. Inflation at the consumer level also was virtually nonexistent, with the consumer price index rising by only 1.4 percent during the same period. A strong dollar and significant productivity gains helped offset inflationary pressures caused by rising wages.

     The Federal Reserve Board left monetary policy unchanged during the six-month reporting period. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

     As the reporting period ended, there was little evidence that the Asian crisis had negatively impacted the U.S. economy. The nation's total output of goods and services (gross domestic product) grew at a rate of 3.9 percent in the fourth quarter of 1997, and corporate profits remained strong. A modest pickup in bond yields in mid-January indicated that global investors were


                                       1                   Continued on page two
increasingly confident that the U.S. economy would escape significant damage from the slowdown in Asia.

Market Overview

     Aided by benign inflation at home and an economic crisis overseas, all sectors of the fixed-income market posted solid returns. In particular, a global "flight to quality" amid the turmoil in Asia pushed long-term interest rates sharply lower during the later stages of the reporting period. In the six months through February, the Merrill Lynch Domestic Master Index gained 5.77 percent.

     The yield on the Treasury's benchmark 30-year bond declined from 6.60 percent at the end of August to 5.66 percent in mid-January as global investors sought safety in the highly-liquid Treasury market. Demand for fixed-income securities also increased as investors believed that fallout from the Asian crisis would slow the U.S. economy enough to keep inflation from rising. But as evidence indicated that economic growth remained strong, yields on long-term Treasury bonds rebounded to close the reporting period at 5.91 percent.

     Favorable news about inflation and concerns about Asia combined to make high-quality long-term bonds the top-performing sector of the fixed-income market during the reporting period. Long-term Treasury securities gained 10.86 percent for the six months ended in February, compared to 8.04 percent for long-term corporate issues. Meanwhile, worries that the Asian crisis could lead to an economic slump in the United States caused modest underperformance among high-yield bonds, especially during the last quarter of 1997.

Outlook

     We believe that reduced demand for American exports to Asia and intense price competition from imports will exert a mild drag on the U.S. economy in coming months. But while corporate profits could suffer in the near term, slower economic growth should help to mitigate the inflationary pressures caused by the tight domestic labor market. That scenario is good for fixed-income investments.

     However, if bond yields continue to drift lower, economic growth in the U.S. could reaccelerate later in 1998. In recent years, each significant decline in long-term interest rates has ignited economic growth by making houses, cars, and other big-ticket consumer goods more affordable. We believe the Federal Reserve would respond to any significant pickup in economic activity with a modest increase in short-term interest rates. We also expect the healthy economy to keep credit spreads relatively tight in coming months.

     As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you through our diverse menu of quality investments.

Sincerely,

/s/ Don G. Powell                                   /s/ Dennis J. McDonnell

Don G. Powell                                       Dennis J. McDonnell
Chairman                                            President
Van Kampen American Capital                         Van Kampen American Capital
Asset Management, Inc.                              Asset Management, Inc.

--------------------------------------------------------------------------------
          Performance Results for the Period Ended February 28, 1998
--------------------------------------------------------------------------------

          Van Kampen American Capital High Income Corporate Bond Fund


                                                A Shares   B Shares   C Shares
Total Returns

Six-month total return based on NAV/1/.........    6.92%      6.53%      6.40%
Six-month total return/2/......................    1.79%      2.53%      5.40%
One-year total return/2/.......................    7.70%      8.18%     11.06%
Five-year average annual total return/2/.......   10.23%     10.23%        N/A
Ten-year average annual total return/2/........    8.15%        N/A        N/A
Life-of-Fund average annual total return/2/....    9.53%     10.64%      9.41%
Commencement date.............................. 10/02/78   07/02/92   07/06/93

Distribution Rate and Yield

Distribution Rate/3/...........................    8.57%      8.26%      8.31%
SEC Yield/4/...................................    8.03%      7.67%      7.73%


N/A = Not Applicable

/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/3/ Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/ SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending February 28, 1998.

    See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

    Market forecasts provided in this report may not necessarily come to pass.

--------------------------------------------------------------------------------
                               Glossary of Terms
--------------------------------------------------------------------------------

Basis point:

  A measure used in quoting yields on bonds. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis point move. Sometimes referred to as a percentage point.

Credit spread:

  Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Under normal circumstances, lower-quality issues provide higher yields in order to compensate investors for the additional credit risk.

Duration:

  A measure of a bond's sensitivity to changes in interest rates, expressed in years. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

Federal funds rate:

  The interest rate charged by one institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

Federal Reserve Board (Fed):

  A seven-member group that oversees the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to establish monetary policy and monitor the country's economic pulse.

Inflation:

  An economic state in which the amount of money supply and business activity dramatically increases, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, a leading economic indicator that measures the change in the cost of purchased goods and services.

Net asset value (NAV):

  The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

Premium redemption:

  The redemption of a bond at a dollar amount above a stated par value, or the redemption of a bond by the issuer prior to its maturity date.

Yankee bonds:

  U.S. dollar-denominated bonds issued in the United States by foreign governments, banks, and corporations.

Yield:

  The annual rate of return on an investment, expressed as a percentage. For bonds and notes, the yield is the annual interest divided by the market price.

Yield curve:

  A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years, grouped together, which often reflects a pattern of increasing yield as maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

Yield spread:

  The difference in yields between low-quality fixed-income investments and high-quality fixed-income investments. To compensate investors for the added risk, low-quality fixed-income securities typically offer investors higher yields than high-quality fixed-income securities. The resulting spread is commonly expressed in basis points.

--------------------------------------------------------------------------------
                          Portfolio Management Review
--------------------------------------------------------------------------------

          Van Kampen American Capital High Income Corporate Bond Fund

We recently spoke with the management team of the Van Kampen American Capital High Income Corporate Bond Fund about the key events and economic forces that shaped the markets during the past six months. The team includes Ellis S. Bigelow, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended February 28, 1998.

Q How would you characterize the market conditions in which the Fund operated during the reporting period?

A In the past six months, the bond market was most significantly affected by a single event: the Asian currency crisis. Although Southeast Asian markets began to show weakness in August, currency volatility reached a point of chaos in late October. This situation negatively affected emerging market debt and caused domestic yields to fall. By the last week of October, the difference in yield between high yield paper and Treasuries had expanded dramatically, as many foreign and U.S. investors sought the relative safety and liquidity of U.S. Treasuries. Spreads narrowed somewhat by the end of the year but were still wider than they were in August, due to concerns that Asian weakness would precipitate a slowdown in the U.S. economy.

     For the six-month period ended February 28, 1998, the yield of the benchmark 10-year Treasury declined 72 basis points, ending the period with a
5.62 percent yield. At the same time, the three-month Treasury yield actually increased from 5.22 percent on August 31, 1997, to 5.31 percent on February 28, 1998. This produced a considerable flattening of the yield curve--a narrowing of the difference between long- and short-term bond yields. This scenario often occurs when market sentiment believes that interest rates could fall, which in this case was a response to an economic slowdown resulting from the Asian crisis.

     The high yield market has continued to benefit from relatively strong technical conditions against this backdrop of volatility. By the end of 1997, the market boasted record levels of new issuance, and more than $22 billion in new high yield bonds was issued in the first few months of this year. This growth in supply has been met with continued high demand. As a result, the high yield market has nearly doubled in size between 1994 and 1997.

Q    How did you manage the Fund in light of these conditions?

A    The investment policy changes that we instituted last year have enabled us to better address current trends in the marketplace. As stated in your prospectus, those changes allow us to expand the portfolio's holdings in investments issued by overseas corporations. More than approximately 20 percent of all 1997 new issues were non-domestic, reflecting a continuing increase in international debt. We added several attractive new issues from South America, Mexico, and Poland to the Fund's portfolio. We also increased the Fund's holdings in British cable companies, which have performed quite well. In spite of these additions, the Fund's non-domestic component was slightly smaller than its August percentage, because we eliminated the Fund's holdings in Southeast Asia during the reporting period. We continue to watch emerging markets for new investment opportunities.

     Nearly half of all new issues in 1997 were contained in the media and communications industries, and this growth is reflected in the Fund's portfolio. Aside from the increased exposure in this sector, however, our industry line-up remained fairly steady during the period. We have maintained a high level of exposure in the raw materials and processing industry, as well as the consumer services sector. We did reduce the Fund's exposure to energy issues when we began to see signs of weakness in the sector. Six months ago, energy accounted for approximately 9 percent of long-term investments, and it's now approximately 4 percent.

     We continued to overweight the Fund's B-rated sector, although the current percentage is slightly higher than its level in August. The Fund's BB-rated holdings have decreased, but CCC-rated securities are relatively unchanged. Noninvestment-grade bonds tend to generate higher yields than investment-grade bonds and have performed better than high-quality securities when interest rates rise. The additional income they generate compensates for some of the decline in principal value due to rising rates. At the same time, when economic growth accelerates, prospects for credit upgrades improve, which also helps performance.

     We were pleased with the Fund's surge in new assets during the reporting period. The Fund's market value of investments at the end of this period was $814 million, up from $677 million just six months earlier. The majority of new assets have been invested in new high yield securities, allowing us to maintain the Fund's cash position at just 4.2 percent. For additional Fund portfolio highlights, please refer to page eight.

Q    How did the Fund perform during the reporting period?

A The Fund posted a total return of 6.92 percent/1/ (Class A shares at net asset value) for the six-month period ended February 28, 1998. By comparison, the Credit Suisse First Boston High Yield Index returned 6.21 percent for the same period. The First Boston High Yield Index is a broad-based index that reflects the general performance of a wide range of selected bonds within the public high yield debt market. It does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page three for additional Fund performance results.

Q    What is your outlook for the market over the coming months?

A The market continues to be driven by a strong domestic economy, a benign rate of inflation, and tight labor markets. Nearly six months after the
Asian crisis, it's still unclear whether the weakness in Southeast Asia will provoke a domestic economic slowdown that requires Federal Reserve Board intervention. Either the Asian crisis will prove to be a small event in a self-contained domestic economy, or its impact is large enough to slow domestic activity and keep rates at a non-inflationary level. With the direction unclear, we expect the spread between Treasuries and high yields to widen slightly, as Treasury bonds are favored in light of market uncertainty. However, the technical aspects that have steered the high yield market upward for the past year remain strong, and high demand for attractive issues creates a tight supply-and-demand scenario. We will continue to monitor future market and economic factors and position the Fund accordingly.

/s/ Peter W. Hegel                                 /s/ Ellis S. Bigelow

Peter W. Hegel                                     Ellis S. Bigelow
Chief Investment Officer                           Portfolio Manager
Fixed Income Investments

                                       7     Please see footnotes on page three.

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                             Portfolio Highlights
-------------------------------------------------------------------------------
          Van Kampen American Capital High Income Corporate Bond Fund
-------------------------------------------------------------------------------
Top Ten Issuers as of February 28, 1998
-------------------------------------------------------------------------------
                                                     Percentage of Fund's
                                                     Long-Term Investments

            Printpack, Inc.................................. 1.4%
            Majestic Star Casino L.L.C...................... 1.4%
            Carpenter W R North America, Inc................ 1.3%
            Price Communications Wireless................... 1.3%
            Vicap S.A....................................... 1.3%
            Northland Cable Television, Inc................. 1.3%
            Consoltex Group, Inc............................ 1.2%
            Venture Holdings, Inc........................... 1.2%
            Satelites Mexicanos S.A. (Mexico)............... 1.2%
            IMO Industries, Inc............................. 1.1%

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Credit Quality as a Percentage of Corporate Obligations
-------------------------------------------------------------------------------

              [PIE CHART APPEARS HERE]

As of February 28, 1998         As of August 31, 1997
   BBB......... 1.3%              BBB......... 1.8%
   BB..........11.1%              BB..........16.8%
   B...........74.7%              B...........67.2%
   CCC......... 3.7%              CCC......... 5.3%
   Non-Rated... 9.2%              Non-Rated... 8.9%


Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

-------------------------------------------------------------------------------
Top Five Portfolio Sectors as a Percentage of Long-Term Investments
-------------------------------------------------------------------------------

As of February 28, 1998                                As of August 31, 1997
Raw Materials/Processing Industries. 27.6%             Raw Materials/Processing Industries..19.1%
Consumer Services................... 20.2%             Consumer Services....................18.6%
Utilities........................... 12.6%             Producer Manufacturing............... 9.1%
Producer Manufacturing..............  8.0%             Energy............................... 8.7%
Transportation......................  6.7%             Utilities............................ 8.3%

-------------------------------------------------------------------------------
Duration
-------------------------------------------------------------------------------
                  As of February 28, 1998                 As of August 31, 1997
   Duration               3.9 years                             3.6 years

---------------------------------------------------------------------------------------
                               Portfolio of Investments
---------------------------------------------------------------------------------------
                             February 28, 1998 (Unaudited)
---------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                  Coupon    Maturity   Market Value
---------------------------------------------------------------------------------------
         Corporate Obligations 92.0%
         Consumer Distribution 4.5%
$ 2,250  Big 5 Corp. ............................     10.875%   11/15/07   $  2,295,000
  4,810  Brylane Capital Corp. ..................     10.000    09/01/03      5,110,625
  2,000  Community Distributors, Inc. ...........     10.250    10/15/04      2,060,000
 12,700  Del Monte Foods Co.,
         144A-Private Placement (a) (b) .........   0/12.500    12/15/07      8,096,250
  5,500  Finlay Enterprises, Inc. (a) ...........   0/12.000    05/01/05      5,390,000
  3,492  Pantry, Inc. ...........................     12.500    11/15/00      3,736,440
  6,000  Pathmark Stores, Inc. (a) ..............   0/10.750    11/01/03      4,020,000
  3,735  Pathmark Stores, Inc. ..................     12.625    06/15/02      3,641,625
  2,500  Southern Foods Warehouse Corp.,
         144A-Private Placement (b) .............      9.875    09/01/07      2,668,750
                                                                            -----------
                                                                             37,018,690
                                                                            -----------
         Consumer Durables 3.6%
  7,400  Aetna Industries, Inc. .................     11.875    10/01/06      7,030,000
  5,000  MCII Holdings USA, Inc. (Mexico) (a) ...   0/12.000    11/15/02      4,687,500
  3,250  MDC Holdings, Inc. .....................     11.125    12/15/03      3,575,000
  1,750  UDC Homes, Inc., Ser A .................     12.500    05/01/00      1,793,750
  2,829  UDC Homes, Inc., Ser B .................     12.500    05/01/00      2,899,725
  9,140  Venture Holdings, Inc. .................      9.750    04/01/04      9,231,400
                                                                            -----------
                                                                             29,217,375
                                                                            -----------
         Consumer Non-Durables 3.5%
  1,000  Anchor Advanced Products, Inc. .........     11.750    04/01/04      1,100,000
  8,900  Consoltex Group, Inc. ..................     11.000    10/01/03      9,434,000
  4,500  Curtice Burns Foods, Inc. ..............     12.250    02/01/05      4,950,000
  4,770  Dan River, Inc. ........................     10.125    12/15/03      5,103,900
  1,500  French Fragrances, Inc. ................     10.375    05/15/07      1,605,000
  2,250  Signature Brands, Inc. .................     13.000    08/15/02      2,430,000
  4,000  Signature Brands, Inc., Ser Units ......     13.000    08/15/02      4,380,000
                                                                            -----------
                                                                             29,002,900
                                                                            -----------

                                       9       See Notes to Financial Statements

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                      Portfolio of Investments (Continued)
-------------------------------------------------------------------------------
                         February 28, 1998 (Unaudited)
-------------------------------------------------------------------------------

Par
Amount
(000)    Description                                           Coupon    Maturity   Market Value
------------------------------------------------------------------------------------------------
         Consumer Services 18.5%
$ 1,500  AFC Enterprises, Inc., ..........................     10.250%   05/15/07    $ 1,588,125
  2,250  Americredit Corp. ...............................      9.250    02/01/04      2,250,000
  4,500  Americredit Corp., 144A-Private Placement (b) ...      9.250    02/01/04      4,455,000
  1,250  Booth Creek Ski Holdings, Inc.,
         144A-Private Placement (b) ......................     12.500    03/15/07      1,275,000
  8,500  Booth Creek Ski Holdings, Inc., Ser B ...........     12.500    03/15/07      8,670,000
  2,750  Busse Broadcasting Corp. ........................     11.625    10/15/00      2,976,875
  3,000  Cablevision Systems Corp. .......................      9.875    02/15/13      3,300,000
  7,770  Capstar Broadcast Partners (a) ..................   0/12.750    02/01/09      5,808,075
  4,610  Casino America, Inc. ............................     12.500    08/01/03      5,117,100
  6,900  Casino Magic Corp. ..............................     13.000    08/15/03      7,969,500
  5,500  Citadel Broadcasting Co. ........................     10.250    07/01/07      6,050,000
  7,500  Diamond Cable Co. (United Kingdom) (a) ..........   0/13.250    09/30/04      6,853,125
  3,000  Diamond Cable Commerce PLC
         (United Kingdom) (a) ............................   0/10.750    02/15/07      1,998,750
  5,980  Echostar Communications Corp. (a) ...............   0/12.875    06/01/04      5,666,050
  5,250  FrontierVision Operating Partnership L.P. (a) ...   0/11.875    09/15/07      4,042,500
  3,500  Gray Communications Systems, Inc. ...............     10.625    10/01/06      3,850,000
  6,500  Grupo Televisa (Mexico) .........................          *    05/15/08      5,070,000
  2,000  Grupo Televisa (Mexico) .........................     11.875    05/15/06      2,315,000
  5,796  Helicon Group L.P. (Variable Rate Coupon) .......     11.000    11/01/03      6,230,700
  3,500  Hollywood Theaters, Inc.,
         144A-Private Placement (b) ......................     10.625    08/01/07      3,775,625
  6,750  Horseshoe Gaming L.L.C., Ser B ..................      9.375    06/15/07      7,273,125
  7,000  IHF Holdings, Inc. (a) ..........................   0/15.000    11/15/04      6,020,000
  1,750  International Cabletel, Inc. (a) ................   0/12.750    04/15/05      1,489,688
  3,500  Krystal Co. .....................................     10.250    10/01/07      3,605,000
  3,000  Louisiana Casino Cruises, Inc. ..................     11.500    12/01/98      3,003,750
  9,750  Majestic Star Casino L.L.C. .....................     12.750    05/15/03     10,530,000
  5,500  Mohegan Tribal Gaming Authority of CT ...........     13.500    11/15/02      7,095,000
  7,500  Multicanal Participacoes, Ser B (Brazil) ........     12.625    06/18/04      8,025,000
  4,500  SFX Broadcasting, Inc., Ser B ...................     10.750    05/15/06      5,011,875

                                       10      See Notes to Financial Statements

                     Portfolio of Investments (Continued)
                         February 28, 1998 (Unaudited)
-----------------------------------------------------------------------------------
Par
Amount
(000)    Description                               Coupon    Maturity  Market Value
-----------------------------------------------------------------------------------
         Consumer Services (Continued)
$ 8,000  Telewest PLC (United Kingdom) (a)...... 0/11.000%   10/01/07  $  6,400,000
  5,000  UIH Australia/Pacific, Inc., Ser B (a). 0/14.000    05/15/06     3,500,000
                                                                       ------------
                                                                        151,214,863
                                                                       ------------

         Energy 3.8%
  5,750  Deeptech International.................   12.000    12/15/00     6,109,375
  5,500  KCS Energy, Inc........................   11.000    01/15/03     6,022,500
  5,236  Kelley Oil & Gas Partners Ltd..........    7.875    12/15/99     5,131,280
  8,250  Pacalta Resources Ltd. (Canada)........   10.750    06/15/04     8,332,500
  2,750  Panaco, Inc............................   10.625    10/01/04     2,750,000
  2,766  Petroleum Heat & Power, Inc............   12.250    02/01/05     2,627,700
                                                                       ------------
                                                                         30,973,355
                                                                       ------------

         Finance 1.9%
  4,750  Americo Life, Inc......................    9.250    06/01/05     4,892,500
  6,000  Chatwins Group, Inc.
         (Variable Rate Coupon).................   13.000    05/01/03     6,390,000
  1,500  Sig Capital Trust 1....................    9.500    08/15/27     1,537,500
  2,250  Superior National Capital Trust 1,
         144A-Private Placement (b).............   10.750    12/01/17     2,385,000
                                                                       ------------
                                                                         15,205,000
                                                                       ------------

         Healthcare 1.7%
  4,000  Alliance Imaging.......................    9.625    12/15/05     4,130,000
  4,750  Imagyn Medical Technology..............   12.500    04/01/04     2,945,000
  2,380  Maxxim Medical, Inc....................   10.500    08/01/06     2,638,825
  6,500  Paragon Health,
         144A-Private Placement (a) (b)......... 0/10.500    11/01/07     4,192,500
                                                                       ------------
                                                                         13,906,325
                                                                       ------------

         Producer Manufacturing 7.6%
  9,750  Carpenter W R North America, Inc.......   10.625    06/15/07    10,432,500
  3,500  Communications Instrument,
         144A-Private Placement (b).............   10.000    09/15/04     3,640,000
  4,950  GS Technologies Operating, Inc.........   12.000    09/01/04     5,432,625
  8,000  IMO Industries, Inc....................   11.750    05/01/06     8,960,000
  1,750  Interlake Corp.........................   12.000    11/15/01     1,933,750


                                       11      See Notes to Financial Statements

-------------------------------------------------------------------------------
                      Portfolio of Investments (Continued)
-------------------------------------------------------------------------------
                         February 28, 1998 (Unaudited)
-------------------------------------------------------------------------------


Par
Amount
(000)    Description                                              Coupon    Maturity   Market Value
---------------------------------------------------------------------------------------------------
         Producer Manufacturing (Continued)
$ 7,000  Interlake Corp. ....................................     12.125%   03/01/02    $ 7,227,500
  3,500  International Knife & Saw, Inc. ....................     11.375    11/15/06      3,815,000
  7,000  Marcus Cable Co., L.P. (a) .........................   0/14.250    12/15/05      6,247,500
  7,064  Terex Corp., Ser B .................................     13.250    05/15/02      8,317,860
  6,750  Waxman Industries, Inc. (a) ........................   0/12.750    06/01/04      6,159,375
                                                                                         ----------
                                                                                         62,166,110
                                                                                         ----------
         Raw Materials/Processing Industries 26.3%
  5,000  AEP Industries, Inc., 144A-Private Placement (b) ...      9.875    11/15/07      5,287,500
  2,750  Altos Hornos De Mexico S.A.,
         144A-Private Placement (Mexico) (b) ................     11.375    04/30/02      2,842,813
  5,500  American Architecture Products,
         144A-Private Placement (b) .........................     11.750    12/01/07      5,733,750
  6,000  Anchor Lamina, Inc., 144A-Private Placement (b) ....      9.875    02/01/08      6,045,000
  4,540  Aracruz Celulose S.A.,
         144A-Private Placement (Brazil) (b) ................     10.375    01/31/02      4,664,850
  3,000  Associated Materials, Inc. .........................      9.250    03/01/08      3,015,000
  4,250  Associated Materials, Inc. .........................     11.500    08/15/03      4,547,500
  1,750  ATC Group Services, 144A-Private Placement (b) .....     12.000    01/15/08      1,771,875
  1,500  Brand Scaffold Services Holdings Corp.,
         144A-Private Placement (b) .........................     10.250    02/15/08      1,526,250
  4,000  Duane Reade, Inc. ..................................      9.250    02/15/08      4,040,000
  3,000  Dyersburg Corp. ....................................      9.750    09/01/07      3,157,500
  1,500  Eagle-Picher Industries,
         144A-Private Placement (b) .........................      9.375    03/01/08      1,507,500
  4,500  Fisher Scientific, 144A-Private Placement (b) ......      9.000    02/01/08      4,578,750
  1,750  Galey & Lord, Inc., 144A-Private Placement (b) .....      9.125    03/01/08      1,754,375
  1,250  Grupo Industrial Durango S.A. (Mexico) .............     12.625    08/01/03      1,415,625
  5,000  Hollywood Casino Corp. .............................     12.750    11/01/03      5,525,000
  8,500  Hurricane Hydrocarbon Ltd.,
         144A-Private Placement (b) .........................     11.750    11/01/04      8,330,000
  3,750  Hydrochem Industrial Services, Inc. ................     10.375    08/01/07      3,900,000
  2,100  ICO, Inc. ..........................................     10.375    06/01/07      2,226,000


                                       12      See Notes to Financial Statements

-------------------------------------------------------------------------------
                     Portfolio of Investments (Continued)
-------------------------------------------------------------------------------
                         February 28, 1998 (Unaudited)
-------------------------------------------------------------------------------

Par
Amount
(000)    Description                                          Coupon    Maturity  Market Value
----------------------------------------------------------------------------------------------
         Raw Materials/Processing Industries (Continued)
$ 5,850  Insilco Corp......................................   10.250%   08/15/07   $ 6,252,188
  6,500  Intermedia Communications, Inc., Ser B (a)........ 0/11.250    07/15/07     4,761,250
  5,500  International Cabletel, Inc. (a).................. 0/11.500    02/01/06     4,372,500
  5,500  IXC Communications, Inc...........................   12.500    10/01/05     6,366,250
  3,125  Kevco, Inc., 144A-Private Placement (b)...........   10.375    12/01/07     3,250,000
  5,750  Mail-Well Envelope Corp...........................   10.500    02/15/04     6,174,063
  9,300  Northland Cable Television, Inc.,
         144A-Private Placement (b)........................   10.250    11/15/07     9,927,750
  4,250  Oshkosh Trucking Corp.,
         144A-Private Placement (b)........................    8.750    03/01/08     4,287,188
  2,250  Outsourcing Services Group,
         144A-Private Placement (b)........................   10.875    03/01/06     2,306,250
  4,750  Pantry, Inc., 144A-Private Placement (b)..........   10.250    10/15/07     4,963,750
  8,254  Pioneer Americas Acquisition Holdings, Inc........    9.250    06/15/07     8,377,810
  3,260  Plastic Specialties & Technologies, Inc...........   11.250    12/01/03     3,553,400
 10,025  Printpack, Inc., Ser B............................   10.625    08/15/06    10,877,125
  3,250  Radnor Holdings, Inc..............................   10.000    12/01/03     3,412,500
  3,250  Radnor Holdings, Inc.,
         144A-Private Placement (b)........................   10.000    12/01/03     3,412,500
  2,000  RBX Corp., 144A-Private Placement (b).............   12.000    01/15/03     2,060,000
  5,000  Renco Steel Holdings, Inc.,
         144A-Private Placement (b)........................   10.875    02/01/05     5,062,500
  3,000  RSL Communications Co. PLC (Bermuda)..............   12.250    11/15/06     3,375,000
  4,000  RSL Communications Co. PLC,
         144A-Private Placement (Bermuda) (b)..............   12.250    03/01/08     2,430,000
  9,000  Satelites Mexicanos S.A.,
         144A-Private Placement (Mexico) (b)...............   10.125    11/01/04     9,180,000
  4,500  Scovill Fastners, Inc.,
         144A-Private Placement (b)........................   11.250    11/30/07     4,702,500
  2,500  Sealy Mattress Co.,
         144A-Private Placement (a) (b).................... 0/10.875    12/15/07     1,631,250
  1,500  Sealy Mattress Co., 144A-Private Placement (b)....    9.875    12/15/07     1,580,625
  3,500  Tekni-Plex, Inc., 144A-Private Placement (b)......    9.250    03/01/08     3,543,750
  8,500  United International Holdings, Inc.,
         144A-Private Placement (a) (b).................... 0/10.750    02/15/08     5,163,750

                                       13      See Notes to Financial Statements

--------------------------------------------------------------------------------
                      Portfolio of Investments (Continued)
--------------------------------------------------------------------------------
                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

Par
Amount
(000)    Description                                           Coupon    Maturity  Market Value
-----------------------------------------------------------------------------------------------
         Raw Materials/Processing Industries (Continued)
$ 3,700  United Stationers, Inc.............................   12.750%   05/01/05  $  4,273,500
  6,000  Universal Compression Holdings Inc.,
         144A-Private Placement (a) (b).....................  0/9.875    02/15/08     3,735,000
  1,000  Universal Compression Holdings Inc.,
         144A-Private Placement (a) (b)..................... 0/11.375    02/15/09       592,500
  9,000  Vicap S.A., 144A-Private Placement (Mexico) (b)....   11.375    05/15/07    10,001,250
  3,750  Young America Corp.,
         144A-Private Placement (b).........................   11.625    02/15/06     3,787,500
                                                                                   ------------
                                                                                    215,282,937
                                                                                   ------------
         Technology 2.8%
  7,700  Crown Castle International Corp.,
         144A-Private Placement (a) (b)..................... 0/10.625    11/15/07     5,120,500
  1,500  DecisionOne Holdings Corp..........................   11.500    08/01/08       926,250
  7,050  Dictaphone Corp....................................   11.750    08/01/05     7,191,000
  7,250  Esprit Telecommunications Group PLC................   11.500    12/15/07     7,884,375
  2,000  L 3 Communications Corp............................   10.375    05/01/07     2,205,000
                                                                                   ------------
                                                                                     23,327,125
                                                                                   ------------
         Transportation 6.4%
  3,750  Alpha Shipping, 144A-Private Placement (b).........    9.500    02/15/08     3,656,250
  7,500  Atlas Air, Inc.....................................   10.750    08/01/05     8,006,250
  7,250  Greyhound Lines, Inc...............................   11.500    04/15/07     8,156,250
  4,250  Moran Transport Co.................................   11.750    07/15/04     4,728,125
  5,950  MRS Logistica S.A.,
         144A-Private Placement (Brazil) (b)................   10.625    08/15/05     5,712,000
  6,250  Pegasus Shipping Hellas Ltd.,
         144A-Private Placement (b).........................   11.875    11/15/04     6,312,500
  2,500  Sea Containers Ltd., Ser A (Bermuda)...............   12.500    12/01/04     2,825,000
  2,750  Sea Containers Ltd., Ser B (Bermuda)...............   12.500    12/01/04     3,100,625
  4,500  Stena AB (Sweden)..................................   10.500    12/15/05     4,938,750
  1,800  Trans World Airlines, Inc.,
         144A-Private Placement (b).........................   11.500    12/15/04     1,908,000
  3,700  Trism, Inc.........................................   10.750    12/15/00     3,145,000
                                                                                   ------------
                                                                                     52,488,750
                                                                                   ------------

                                       14      See Notes to Financial Statements

-----------------------------------------------------------------------------------
                     Portfolio of Investments (Continued)
-----------------------------------------------------------------------------------
                         February 28, 1998 (Unaudited)
-----------------------------------------------------------------------------------
Par
Amount
(000)    Description                               Coupon    Maturity  Market Value
-----------------------------------------------------------------------------------
         Utilities 11.4%
 $6,800  Barak I.T.C., 144A-Private
         Placement (a)(b)......................  0/12.500%   11/15/07   $ 3,995,000
  4,250  Crown Central Petroleum...............    10.875    02/01/05     4,526,250
  3,000  Fonorola, Inc. (Canada)...............    12.500    08/15/02     3,322,500
    568  GST Telecommunications, Inc.,
         144A-Private Placement (a)(b).........  0/13.875    12/15/05       734,822
  9,544  GST USA, Inc. (a).....................  0/13.875    12/15/05     7,587,480
  2,815  Intermedia Communications of Florida,
         Inc. (a)..............................  0/12.500    05/15/06     2,273,113
  1,500  Metronet Communications Corp.,
         144A-Private Placement (a)(b).........  0/10.750    11/01/07       978,750
  5,750  Metronet Communications Corp.,
         144A-Private Placement (b)............    12.000    08/15/07     6,641,250
  9,000  Millicom International Cellular S.A.
         (Luxembourg) (a)......................  0/13.500    06/01/06     6,896,250
  9,250  Netia Holdings, Inc., 144A-Private
         Placement (Poland) (a)(b).............  0/11.250    11/01/07     6,151,250
  4,000  Nextlink Communications...............     9.625    10/01/07     4,240,000
  4,150  Optel, Inc., Ser B....................    13.000    02/15/05     4,523,500
  4,500  Pegasus Communications Corp.,
         144A-Private Placement (b)............     9.625    10/15/05     4,747,500
  3,000  Price Communications Cellular,
         144A-Private Placement (a)(b).........  0/13.500    08/01/07     2,077,500
  9,250  Price Communications Wireless.........    11.750    07/15/07    10,175,000
  5,750  Pricellular Wireless Corp. (a)........  0/12.250    10/01/03     6,008,750
    500  Pricellular Wireless Corp., Ser B.....    14.000    11/15/01       553,125
  2,000  Primus Telecommunications Group.......    11.750    08/01/04     2,270,000
  4,400  Primus Telecommunications Group, Ser
         Units.................................    11.750    08/01/04     4,884,000
  5,500  SBA Communication Corp.,
         144A-Private Placement (a)(b).........  0/12.000    03/01/08     3,080,000
  5,750  Teleport Communications Group, Inc.
         (a)...................................  0/11.125    07/01/07     4,959,375
  3,000  Transtel S.A., 144A-Private Placement
         (Columbia) (b)........................    12.500    11/01/07     2,846,250
                                                                        -----------
                                                                         93,471,665
                                                                        -----------
            Total Corporate Obligations 92.0%.........................  753,275,095
                                                                        -----------

                                       15      See Notes to Financial Statements

-------------------------------------------------------------------------------
                      Portfolio of Investments (Continued)
-------------------------------------------------------------------------------
                         February 28, 1998 (Unaudited)
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Par
Amount
(000)    Description                               Coupon    Maturity  Market Value
-----------------------------------------------------------------------------------
         Foreign Government Obligations 1.3%
$ 2,000  Republic of Argentina (Argentina).......  11.375%   01/30/17  $  2,272,500
  4,000  United Mexican States Debt (Mexico).....  11.500    05/15/26     4,892,500
  3,681  Venezuela Global Bonds (Venezuela)......   9.250    09/15/27     3,285,703
                                                                       ------------
           Total Foreign Government Obligations.......................   10,450,703
                                                                       ------------

Description                                                            Market Value
-----------------------------------------------------------------------------------
Equities 2.0%
American Telecasting, Inc. (1,750 Common Stock Warrants) (c)..........  $    17,500
Dairy Mart Convenience Stores (14,998 Common Stock Warrants) (c)......        7,499
Finlay Enterprises, Inc. (6,333 Common Shares) (c)....................      149,617
Kelley Oil & Gas Corp. (50,000 Preferred Shares, 2.625% coupon, $25
  par) (c)............................................................    1,225,000
Metronet, 144A-Private Placement (5,750 Common Stock Warrants) (b)(c)        34,500
Nextlink Communications, Inc. (78,687 Preferred Shares, 14.00% coupon,
  $50 par) (c)(d).....................................................    4,819,579
Optel, Inc. (4,150 Common Shares) (c).................................           42
Supermarkets General Holdings Corp. (151,101 Preferred Shares, 3.52%
  coupon, $25 par) (c)(d).............................................    2,644,268
Terex Corp. (28,000 Common Stock Rights) (c)..........................      448,000
Time Warner, Inc. (5,570 Preferred Shares, 10.25% coupon, $1,000 par)
  (c).................................................................    6,328,912
Total Renal Care Holdings, Inc. (10,000 Common Shares) (c)............      321,875
Urohealth Systems, Inc., 144A-Private Placement (4,750 Common Stock
  Warrants) (b)(c)....................................................           48
Wright Medical Technology, Inc. (4,118 Common Stock Warrants) (c).....       41,172
                                                                       ------------
    Total Equities....................................................   16,038,012
                                                                       ------------

                                       16      See Notes to Financial Statements

--------------------------------------------------------------------------------
                      Portfolio of Investments (Continued)
--------------------------------------------------------------------------------
                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

Total Long-Term Investments 95.3%
  (Cost $745,247,908)................................................   $779,763,810

Commercial Paper 4.2%
General Electric Capital Corp. ($34,530,000 par, yielding 5.683%,
  03/02/98 maturity) (Cost $34,513,653)..............................     34,513,653
                                                                        ------------
Total Investments 99.5%
  (Cost $779,761,561)................................................    814,277,463
Other Assets in Excess of Liabilities 0.5%...........................      4,181,576
                                                                        ------------
Net Assets 100.0%....................................................   $818,459,039
                                                                        ============
*Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.
(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.
(c) Non-income producing security.
(d) Payment-in-kind security.

                                       17      See Notes to Financial Statements

--------------------------------------------------------------------------------
                      Statement of Assets and Liabilities
--------------------------------------------------------------------------------
                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets:
Total Investments (Cost $779,761,561).............................  $  814,277,463
Cash..............................................................           2,064
Receivables:
  Investments Sold................................................      15,481,385
  Interest........................................................      14,333,829
  Fund Shares Sold................................................       4,812,829
Other.............................................................          66,097
                                                                    --------------
     Total Assets.................................................     848,973,667
                                                                    --------------
Liabilities:
Payables:
  Investments Purchased...........................................      24,734,482
  Income Distributions............................................       2,817,153
  Fund Shares Repurchased.........................................       1,836,203
  Distributor and Affiliates......................................         458,950
  Investment Advisory Fee.........................................         328,551
Accrued Expenses..................................................         182,488
Trustees' Deferred Compensation and Retirement Plans..............         156,801
                                                                    --------------
     Total Liabilities............................................      30,514,628
                                                                    --------------
Net Assets........................................................  $  818,459,039
                                                                    ==============
Net Assets Consist of:
Capital...........................................................  $1,000,700,454
Net Unrealized Appreciation.......................................      34,515,902
Accumulated Undistributed Net Investment Income...................         821,809
Accumulated Net Realized Loss.....................................    (217,579,126)
                                                                    --------------
Net Assets........................................................  $  818,459,039
                                                                    ==============
Maximum Offering Price Per Share:
  Class A Shares:
  Net asset value and redemption price per share
  (Based on net assets of $527,830,849 and 79,154,986 shares of
  beneficial interest issued and outstanding).....................  $         6.67
     Maximum sales charge (4.75%* of offering price)..............             .33
                                                                    --------------
     Maximum offering price to public.............................  $         7.00
                                                                    ==============
  Class B Shares:
  Net asset value and offering price per share
  (Based on net assets of $246,492,096 and 36,919,707 shares of
  beneficial interest issued and outstanding).....................  $         6.68
                                                                    ==============
  Class C Shares:
  Net asset value and offering price per share
  (Based on net assets of $44,136,094 and 6,642,247 shares of
  beneficial interest issued and outstanding).....................  $         6.64
                                                                    ==============
*On sales of $100,000 or more, the sales charge will be reduced.


                                       18      See Notes to Financial Statements

----------------------------------------------------------------------------------------
                            Statement of Operations
----------------------------------------------------------------------------------------
             For the Six Months Ended February 28, 1998 (Unaudited)
----------------------------------------------------------------------------------------
Investment Income:
Interest........................................................................   $36,991,701
Dividends.......................................................................       895,062
Other Income....................................................................       748,638
                                                                                   -----------
     Total Income...............................................................    38,635,401
                                                                                   -----------
Expenses:
Investment Advisory Fee.........................................................     1,998,119
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
  $551,075, $1,080,252 and $176,992, respectively)..............................     1,808,319
Shareholder Services............................................................       636,191
Trustees' Fees and Expenses.....................................................        20,596
Legal...........................................................................        19,352
Custody.........................................................................         4,039
Other...........................................................................       221,643
                                                                                   -----------
     Net Expenses...............................................................     4,708,259
                                                                                   -----------
Net Investment Income...........................................................   $33,927,142
                                                                                   ===========
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
  Investments...................................................................   $ 7,010,374
  Futures.......................................................................        (8,506)
                                                                                   -----------
Net Realized Gain...............................................................     7,001,868
                                                                                   -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.......................................................    26,232,513
  End of the Period:
     Investments................................................................    34,515,902
                                                                                   -----------
Net Unrealized Appreciation During the Period...................................     8,283,389
                                                                                   -----------
Net Realized and Unrealized Gain................................................   $15,285,257
                                                                                   ===========
Net Increase in Net Assets from Operations......................................   $49,212,399
                                                                                   ===========


                                       19      See Notes to Financial Statements

------------------------------------------------------------------------------------------
                       Statement of Changes in Net Assets
------------------------------------------------------------------------------------------
                 For the Six Months Ended February 28, 1998 and
                   the Year Ended August 31, 1997 (Unaudited)
------------------------------------------------------------------------------------------
                                                        Six Months Ended        Year Ended
                                                       February 28, 1998   August 31, 1997
------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income....................................   $ 33,927,142     $  57,118,179
Net Realized Gain........................................      7,001,868        10,679,453
Net Unrealized Appreciation During the Period............      8,283,389        14,770,464
                                                            ------------     -------------
Change in Net Assets from Operations.....................     49,212,399        82,568,096
                                                            ------------     -------------
Distributions from Net Investment Income:
   Class A Shares.......................................     (24,496,226)      (43,009,717)
   Class B Shares.......................................      (9,851,125)      (13,729,638)
   Class C Shares.......................................      (1,619,846)       (1,962,490)
                                                            ------------     -------------
     Total Distributions.................................    (35,967,197)      (58,701,845)
                                                            ------------     -------------
Net Change in Net Assets from Investment Activities......     13,245,202        23,866,251
                                                            ------------     -------------
From Capital Transactions:
Proceeds from Shares Sold................................    166,843,750       290,139,308
Net Asset Value of Shares Issued Through
  Dividend Reinvestment..................................     20,328,913        33,996,355
Cost of Shares Repurchased...............................    (79,363,231)     (204,011,022)
                                                            ------------     -------------
Net Change in Net Assets from
  Capital Transactions...................................    107,809,432       120,124,641
                                                            ------------     -------------
Total Increase in Net Assets.............................    121,054,634       143,990,892
Net Assets:
Beginning of the Period..................................    697,404,405       553,413,513
                                                            ------------     -------------
End of the Period
  (Including accumulated undistributed net investment
    income of $821,809 and $2,861,864, respectively).....   $818,459,039     $ 697,404,405
                                                            ============     =============


                                       20      See Notes to Financial Statements

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------
 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                             Year Ended August 31,
                                                 Six Months Ended       -------------------------------
Class A Shares                                   February 28, 1998      1997        1996        1995       1994
---------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period........................            $6.548       $6.298      $ 6.15     $ 6.12     $ 6.61
                                                           ------       ------      ------     ------     ------
  Net Investment Income........................              .303         .604        .607        .55        .63
  Net Realized and Unrealized Gain/Loss........              .140         .267        .139      .0515       (.47)
                                                           ------       ------      ------     ------     ------
Total from Investment Operations...............              .443         .871        .746      .6015        .16
Less Distributions from Net Investment
Income.........................................              .323         .621        .598      .5715        .65
                                                           ------       ------      ------     ------     ------
Net Asset Value, End of the Period.............            $6.668       $6.548      $6.298     $ 6.15     $ 6.12
                                                           ======       ======      ======     ======     ======
Total Return (a)...............................              6.92%*      14.44%      12.66%     10.48%      2.34%
Net Assets at End of
the Period (In millions).......................            $527.8       $468.6      $421.4     $411.9     $364.2
Ratio of Expenses to
Average Net Assets (b).........................              1.00%        1.08%       1.08%      1.12%      1.10%
Ratio of Net Investment Income to
Average Net Assets (b).........................              9.34%        9.37%       9.65%      9.23%      9.03%
Portfolio Turnover.............................                52%*         75%         76%        49%        66%





(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

* Non-annualized

                                       21      See Notes to Financial Statements

--------------------------------------------------------------------------------------------------
                        Financial Highlights (Continued)
--------------------------------------------------------------------------------------------------
 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------------------------
                                                                       Year Ended August 31,
                                              Six Months Ended    --------------------------------
Class B Shares                               February 28, 1998    1997     1996     1995     1994
--------------------------------------------------------------------------------------------------
Net Asset Value,
   Beginning of the Period...................          $ 6.558   $6.310   $ 6.16   $ 6.14   $ 6.63
                                                       -------   ------   ------   ------   ------
  Net Investment Income......................             .282     .559     .559      .51      .58
  Net Realized and Unrealized Gain/Loss......             .135     .262     .141    .0335    (.468)
                                                       -------   ------   ------   ------   ------
Total from Investment Operations.............             .417     .821     .700    .5435     .112
Less Distributions from Net Investment
   Income....................................             .299     .573     .550    .5235     .602
                                                       -------   ------   ------   ------   ------
Net Asset Value, End of the Period...........          $ 6.676   $6.558   $6.310   $ 6.16   $ 6.14
                                                       =======   ======   ======   ======   ======
Total Return (a).............................           6.53%*    13.58%   11.78%    9.41%    1.59%
Net Assets at End of the Period
   (In millions).............................          $ 246.5   $198.0   $114.6   $ 89.9   $ 71.0
Ratio of Expenses to Average
   Net Assets (b)............................            1.78%    1.86%    1.87%    1.93%    1.90%
Ratio of Net Investment Income to Average
Net Assets (b)...............................             8.52%    8.60%    8.86%    8.42%    8.25%
Portfolio Turnover...........................             52%*       75%      76%      49%      66%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

* Non-annualized

                                       22      See Notes to Financial Statements

--------------------------------------------------------------------------------
                        Financial Highlights (Continued)
--------------------------------------------------------------------------------
 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                            Year Ended August 31,
                                                    Six Months Ended   --------------------------------
Class C Shares                                     February 28, 1998    1997     1996     1995     1994
-------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period..........................         $ 6.528  $  6.14   $ 6.11   $ 6.61  $ 6.63
                                                            -------  -------   ------   ------  ------
  Net Investment Income............................            .283     .561     .557      .51     .53
  Net Realized and Unrealized Gain/Loss............            .132     .256     .137    .0435   (.428)
                                                            -------  -------   ------   ------   -----

Total from Investment Operations...................            .415     .817     .694    .5535    .102
Less Distributions from Net Investment
Income.............................................            .299     .573     .550    .5235    .602
                                                            -------  -------   ------   ------  ------
Net Asset Value, End of the Period.................         $ 6.644  $ 6.528   $6.284   $ 6.14  $ 6.11
                                                            =======  =======   ======   ======  ======
Total Return (a)...................................          6.40%*    13.64%   11.66%    9.63%   1.43%
Net Assets at End of the Period
  (In millions)....................................         $  44.1  $  30.8   $ 17.5   $ 15.7  $ 13.2
Ratio of Expenses to
  Average Net Assets (b)...........................            1.77%    1.86%    1.87%    1.93%   1.91%
Ratio of Net Investment Income to
  Average Net Assets (b)...........................            8.48%    8.57%    8.86%    8.42%   8.25%
Portfolio Turnover.................................             52%*      75%      76%      49%     66%


(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.
* Non-annualized

                                       23      See Notes to Financial Statements

--------------------------------------------------------------------------------
                         Notes to Financial Statements
--------------------------------------------------------------------------------
                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------
1. Significant Accounting Policies

Van Kampen American Capital High Income Corporate Bond Fund (the "Fund"), a Delaware business trust, is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide maximum current income through investment in high yielding, high risk fixed-income securities. The Fund commenced investment operations on October 2, 1978. The Fund commenced distribution of its Class B and Class C shares on July 2, 1992 and July 6, 1993, respectively.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation-Fixed income investments and preferred stock are stated at value using market quotations. Investments in securities listed on a securities exchange are valued at the sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the last reported bid price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

  Fund investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At the end of the period, debt securities rated below investment grade and comparable unrated securities represented approximately 99% of the investment portfolio. At February 28, 1998, approximately 15% of the Fund's long-term investments were in non-U.S. issuers, of which the largest geographic exposure was 5%.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At February 28, 1998, there were no when issued or delayed delivery purchase commitments.

--------------------------------------------------------------------------------
                   Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------
  The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses-Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discounts on debt securities purchased are amortized over the life of the respective security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $224,476,411 which expires between August 31, 1998 and August 31, 2004. Of this amount, $36,374,534 will expire in 1998. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

  At February 28, 1998, for federal income tax purposes, cost of long- and short-term investments is $779,851,561, the aggregate gross unrealized appreciation is $38,908,572 and the aggregate gross unrealized depreciation is $4,482,670, resulting in net unrealized appreciation of $34,425,902.

E. Distribution of Income and Gains-The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

--------------------------------------------------------------------------------
                   Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------
2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                                                  % Per Annum
--------------------------------------------------------------------------------
First $150 million................................................   .625 of 1%
Next $150 million.................................................   .550 of 1%
Over $300 million.................................................   .500 of 1%

  For the six months ended February 28, 1998, the Fund recognized expenses of approximately $19,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

  For the six months ended February 28, 1998, the Fund recognized expenses of approximately $62,900 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund.

  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended February 28, 1998, the Fund recognized expenses of approximately $455,300, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

  The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

--------------------------------------------------------------------------------
                   Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------
                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------
3. Capital Transactions
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
     At February 28, 1998, capital aggregated $733,665,733, $225,249,549 and
$41,785,172 for Class A, B and C shares, respectively. For the six months ended February 28, 1998, transactions were as follows:

                                                         Shares        Value
--------------------------------------------------------------------------------
Sales:
  Class A....................................          12,595,336   $ 83,383,985
  Class B....................................          10,316,697     68,361,592
  Class C....................................           2,288,550     15,098,173
                                                      -----------   ------------
Total Sales..................................          25,200,583   $166,843,750
                                                      ===========   ============
Dividend Reinvestment:
  Class A....................................           2,220,448   $ 14,648,888
  Class B....................................             723,866      4,782,353
  Class C....................................             136,482        897,672
                                                      -----------   ------------
Total Dividend Reinvestment..................           3,080,796   $ 20,328,913
                                                      ===========   ============
Repurchases:
  Class A....................................          (7,222,247)  $(47,613,514)
  Class B....................................          (4,312,354)   (28,458,471)
  Class C....................................            (500,108)    (3,291,246)
                                                      -----------   ------------
Total Repurchases............................         (12,034,709)  $(79,363,231)
                                                      ===========   ============

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------
     At August 31, 1997, capital aggregated $683,246,374, $180,564,075 and
$29,080,573 for Class A, B and C shares, respectively. For the year ended August 31, 1997, transactions were as follows:

                                                        Shares           Value
==============================================================================
Sales:
  Class A.......................................    25,421,874   $ 163,679,383
  Class B.......................................    16,738,565     108,268,484
  Class C.......................................     2,815,626      18,191,441
                                                   -----------   -------------
Total Sales.....................................    44,976,065   $ 290,139,308
                                                   ===========   =============
Dividend Reinvestment:
  Class A.......................................     4,028,534   $  25,967,824
  Class B.......................................     1,069,455       6,908,909
  Class C.......................................       174,005       1,119,622
                                                   -----------   -------------
Total Dividend Reinvestment.....................     5,271,994   $  33,996,355
                                                   ===========   =============
Repurchases:
  Class A.......................................   (24,797,705)  $(159,884,130)
  Class B.......................................    (5,774,518)    (37,359,396)
  Class C.......................................    (1,052,510)     (6,767,496)
                                                   -----------   -------------
Total Repurchases...............................   (31,624,733)  $(204,011,022)
                                                   ===========   =============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                          Contingent Deferred
                                                             Sales Charge
                                                          -------------------
Year of Redemption                                        Class B     Class C
=============================================================================
First................................................       4.00%       1.00%
Second...............................................       4.00%        None
Third................................................       3.00%        None
Fourth...............................................       2.50%        None
Fifth................................................       1.50%        None
Sixth and Thereafter.................................        None        None

--------------------------------------------------------------------------------
                   Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------
                         February 28, 1998 (Unaudited)
================================================================================
  For the six months ended February 28, 1998, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $114,500 and CDSC on redeemed shares of approximately $206,800. Sales charges do not represent expenses of the Fund.

4. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $490,908,433 and $363,895,635, respectively.

5. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived'' from the value of an underlying asset, reference rate or index.

  The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

  During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes. These contracts are generally used to manage the portfolio's effective maturity and duration.

  Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

  Transactions in futures contracts for the six months ended February 28, 1998, were as follows:


                                                                      Contracts
===============================================================================
Outstanding at August 31, 1997...........................................   -0-
Futures Opened...........................................................    40
Futures Closed...........................................................   (40)
                                                                           ----
Outstanding at February 28, 1998.........................................   -0-
                                                                           ====

--------------------------------------------------------------------------------
                   Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------
                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------
6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

  Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended February 28, 1998, are payments retained by VKAC of approximately $903,800.

-------------------------------------------------------------------------------
                Funds Distributed by Van Kampen American Capital
-------------------------------------------------------------------------------

EQUITY FUNDS
Domestic
  MS Aggressive Equity
  VKAC Aggressive Growth
  MS American Value
  VKAC Comstock
  VKAC Emerging Growth
  VKAC Enterprise
  VKAC Equity Income
  VKAC Growth
  VKAC Growth and Income
  VKAC Harbor
  VKAC Pace
  VKAC Real Estate Securities
  MS U.S. Real Estate
  VKAC Utility
  MS Value
International/Global
  MS Asian Growth
  MS Emerging Markets
  MS Global Equity
  VKAC Global Equity
  MS Global Equity Allocation
  VKAC Global Managed Assets
  MS International Magnum
  MS Latin American
FIXED-INCOME FUNDS
Income
  VKAC Corporate Bond
  MS Global Fixed Income
  VKAC Global Government Securities
  VKAC Government Securities
  VKAC High Income Corporate Bond
  MS High Yield
  VKAC High Yield
  VKAC Limited Maturity Government
  VKAC Short-Term Global Income
  VKAC Strategic Income
  VKAC U.S. Government
  VKAC U.S. Government Trust for Income
  MS Worldwide High Income
Tax Exempt Income
  VKAC California Insured Tax Free
  VKAC Florida Insured Tax Free Income
  VKAC High Yield Municipal
  VKAC Insured Tax Free Income
  VKAC Intermediate Term
       Municipal Income
  VKAC Municipal Income
  VKAC New York Tax Free Income
  VKAC Pennsylvania Tax Free Income
  VKAC Tax Free High Income
Capital Preservation
  VKAC Prime Rate Income Trust
  VKAC Reserve
  VKAC Senior Floating Rate
  VKAC Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

/./ visit our web site at www.vkac.com -- to view prospectuses, select Investors' Place, then Download a Prospectus

/./ call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

/./  e-mail us by visiting www.vkac.com and selecting Investors' Place

-------------------------------------------------------------------------------
          Van Kampen American Capital High Income Corporate Bond Fund
-------------------------------------------------------------------------------

Board of Trustees
J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* - Chairman

Officers
Dennis J. McDonnell*
President
Ronald A. Nyberg*
Vice President and Secretary
Edward C. Wood, III*
Vice President and Chief Financial Officer
Curtis W. Morell*
Vice President and Chief Accounting Officer
John L. Sullivan*
Treasurer
Tanya M. Loden*
Controller
Peter W. Hegel*
Alan T. Sachtleben*
Paul R. Wolkenberg*
Vice Presidents

Investment Adviser
Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor
Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent
ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian
State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants
Price Waterhouse LLP
200 E. Randolph Drive
Chicago, IL 60601


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

/(C)/  Van Kampen American Capital Distributors, Inc., 1998
       All rights reserved.

/sm/   denotes a service mark of
       Van Kampen American Capital Distributors, Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                                                                ----------------
Van Kampen American Capital Distributors, Inc.                     Bulk Rate
One Parkview Plaza                                                U.S. Postage
Oakbrook Terrace, Illinois 60181                                      PAID
                                                                   VAN KAMPEN
                                                                AMERICAN CAPITAL
                                                                ----------------